CONFIDENTIALITY, INTELLECTUAL PROPERTY AND RESTRICTIVE COVENANT PROTECTIVE AGREEMENT dated 15 JULY 2019 STATE STREET ASIA LIMITED and FRANCISCO ARISTEGUIETA

Confidentiality, Intellectual Property and Restrictive Covenant Protective Agreement This Confidentiality, Intellectual Property and Restrictive Covenant Protective Agreement (“Agreement”) is dated 15 July 2019 Between State Street Asia Limited (the “Company” or “State Street”), whose registered office is at L68, Two International Finance Centre, 8 Finance Street, Central, Hong Kong; and Francisco Aristiguieta of [address] (the “Employee” or “You”); This Agreement now witnesses as follows: 1. Undertakings You agree to the undertakings and terms set out below. For the avoidance of doubt, this Agreement is not a contract of employment as defined by the Employment Ordinance or otherwise. 2. Confidentiality 2.1 You acknowledge that you have access to Confidential Information which is not generally known or made available to the general public and that such Confidential Information is the property of the Company, its Associated Companies, or its or their licensors, suppliers or customers. Subject to clause 12, below, you agree specifically as follows, in each case whether during your Employment or following the termination thereof:- (a) You will always preserve as confidential all Confidential Information, and will never use it for your own benefit or for the benefit of others; this includes that you will not use the knowledge of activities or positions in clients’ securities portfolio accounts or cash accounts for your own personal gain or for the gain of others. (b) You will not disclose, divulge, or communicate Confidential Information to any unauthorized person, business or corporation during or after the termination of your Employment with the Company and its Associated Companies. You will use your best efforts and exercise due diligence to protect, to not disclose and to keep as confidential all Confidential Information. (c) You will not initiate or facilitate any unauthorized attempts to intercept data in transmission or attempt entry into data systems or files. You will not intentionally affect the integrity of any data or systems of the Company or any of its Associated Companies through the introduction of unauthorized code or data, or through unauthorized deletion or addition. You will abide by all applicable information security policies and procedures of the Company and its Associated Companies. (d) Upon the earlier of request or termination of Employment, you agree to return to the Company or the relevant Associated Companies, or if so directed by the Company or the relevant Associated Companies, to destroy any and all copies of materials in your possession containing Confidential Information. 2.2 The terms of this clause 2 do not apply to any information which is previously known to you without an obligation of confidence or without breach of this clause 2, is publicly disclosed (other than by a violation by you of the terms of this clause 2) either prior to or subsequent to your receipt of such information, or is rightfully received by you from a third party without 2 obligation of confidence and other than in relation to your Employment with the Company or any of its Associated Companies. 2.3 State Street recognizes that certain disclosures of confidential information to appropriate government authorities or other designated persons are protected by “whistle-blower” and other laws. Nothing in this clause 2 is intended to or should be understood or construed to prohibit or otherwise discourage such disclosures. State Street will not tolerate any discipline or other retaliation against employees who properly make such legally-protected disclosures. 3. Intellectual Property 3.1 You acknowledge and agree that all Intellectual Property made, originated or developed by you (whether alone or jointly with others) at any time during the course of your employment with the Company (whether or not made, originated or developed during normal working hours) or in carrying out the Company’s instructions, shall belong to and vest in the Company to the fullest extent permitted by law (“Employment IP”). For the avoidance of doubt, Employment IP does not include Intellectual Property made, originated or developed which are wholly unconnected with your employment with the Company. You acknowledge and agree that the Company and its Associated Companies can disclose and exploit all rights in and to the Employment IP and to modify them, as they consider appropriate. 3.2 To the extent that any of the Employment IP does not vest in the Company, you hereby assign all rights, title and interest in and to the Employment IP to the Company. This assignment (if any) is valid worldwide, irrevocable, perpetual, transferable, and for any exploitation forms or means, including those unknown at the present date. The compensation for this assignment (if any) is included in your salary and other remuneration, and you agree not to make any claims against the Company or any Associated Company in respect of this assignment. 3.3 You must promptly disclose to the Company and to no one else the full details of all Employment IP made, originated or developed by you whether alone or jointly with others, including all records, documents, papers, drawings and models relating to such Employment IP. 3.4 All records, documents, papers (including copies and summaries thereof), drawings, models and other copyright protected works made or acquired by you in the course of your employment shall, together with all the worldwide copyright and design rights in all such works, be and at all times remain the absolute property of the Company. You shall return the same to the Company upon termination of employment. 3.5 You hereby irrevocably and unconditionally waive in favour of the Company all rights granted by the Copyright Ordinance in connection with his/her authorship of any copyright works in the course of his/her employment with the Company, including without limitation any moral rights and any right to claim an additional payment with respect to use or exploitation of those works. In particular, you agree that you will not be entitled to any award under Section 14(2) of the Copyright Ordinance even if the copyright work is exploited in such a way that could not reasonably have been contemplated by the Employee and the Company at the time of making the work. 3.6 You agree that: (a) your salary and other remuneration are full compensation for your services and all present and future uses of copyright works made by you in the course of your employment; and 3

(b) you will not make any claims against the Company or any Associated Company with respect to those copyright works. 3.7 If you make any inventions that do not belong to the Company under the Patents Ordinance, you agree that you will forthwith exclusively license or assign (as determined by the Company) to the Company or one of its Associated Companies your rights in relation to such inventions and will deliver to the Company or the appropriate Associated Company all documents and other materials relating to them. The Company will pay to you such compensation for the licence or assignment as the Company will determine in its absolute discretion, subject to the Patents Ordinance. 3.8 You shall, at the request and expense of the Company both during and after the termination of his/her employment, do all things necessary or desirable (including the execution of documents) to obtain, perfect, maintain and enforce the rights of the Company or any of its Associated Companies under this Clause 3. 4. Non-Competition 4.1 During your Employment and for the six (6) months following its termination for any reason, you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person-- (a) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Company or any Relevant Associated Company with which you were materially engaged or involved or for which you were responsible during the Relevant Period; (b) compete with the Company or any Relevant Associated Company, or undertake any planning for any business competitive with the business of the Company or any Relevant Associated Company; (c) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of the Company, or any Relevant Associated Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of the Company or any Relevant Associated Company, as conducted or in planning during the Relevant Period. 4.2 The period of 6 months referred to above will be reduced by one day for every day during which, at the Company’s direction, you are on a period of garden leave. 4.3 Nothing in this clause 4 shall prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. 5. Non-Solicitation 5.1 You agree that, during your Employment and for a period of six (6) months from the date your Employment terminates for any reason you will not, without the prior written consent of the Company: (a) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Associated 4

Companies), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Associated Companies (excluding any such officer whose employment was involuntarily terminated); or (b) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Associated Companies. 5.2 For purposes of this clause 5, “officer” shall include any person holding a position title of Assistant Vice President or SSGA Principal 4 or higher. 6. Associated Companies 6.1 Clauses 2 to 5 (inclusive) above and the definitions in this Agreement will also apply as though references to Company were substituted with references to each Associated Company. Each of these provisions will, with respect to each Associated Company, constitute a separate and distinct covenant and the invalidity or unenforceability of any such covenant shall not affect the validity or enforceability of the covenants in favour of the Company or any other Associated Company. The provisions of this “Associated Company” provision shall only apply in respect of those Associated Companies: (i) with whom you have given your services; (ii) for whom you have been responsible; or (iii) with whom you have otherwise been concerned, in the 12 months immediately preceding the Termination Date. You agree to be bound by and comply with the terms and conditions of this Agreement with respect to such Associated Companies as if you entered into a separate agreement with each of them. 6.2 In relation to each Associated Company referred to in the paragraph immediately above, the Company executes as trustee and agent for the benefit of each such Associated Company. You agree that, if required to do so by the Company, you will enter into covenants in the same terms as those set out in clauses 2 to 5 (inclusive) hereof directly with all or any of such Associated Companies, mutatis mutandis and the Company shall be entitled, and is hereby irrevocably and unconditionally authorised by you, to execute all such documents as are required to give effect to the foregoing, on your behalf. 6.3 Both parties acknowledge that the prohibition and restrictions contained in this Agreement are: (a) reasonable as to period, territorial limitation and subject matter; and (b) are no more than that which is reasonably required for the protection of the Company’s (or relevant Associated Company’s) legitimate business interests and of any Confidential Information the Employee may have learned or possessed during the term of this Agreement. 6.4 You execute this Agreement for the benefit of the Company and each Associated Company. You acknowledge and agree that the Company and each of the Associated Companies may independently enforce this Agreement against you including by obtaining and enforcing injunctive relief under Clause 9. 6.5 The rights and obligations under these covenants shall remain in full force and effect and survive the termination of this Agreement for any reason whatsoever. 5

7. Further Obligations of the Employee You agree that in the event of receiving from any person, company, business entity or other organisation an offer of employment or engagement either during the continuance of your employment with the Company or during the continuance in force of any of the restrictions set out in this Agreement, you will forthwith provide to such person, company, business entity or other organisation making such an offer of employment a full and accurate copy of this Agreement signed by the parties hereto. 8. Third Party Rights 8.1 Subject to Clause 8.2, Associated Companies (“Third Parties”) may enforce the terms and accordingly shall have the benefit of those provisions in this Agreement which are, or are stated to be, for their benefit, subject to and in accordance with the provisions of the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) (“Third Parties Ordinance”). 8.2 The parties to this Agreement may by agreement terminate, rescind or vary the terms of this Agreement (including this Clause 8) at any time and in any way without the prior consent of or notice to any Third Party. 8.3 Except as provided in Clause 8.1, the terms of this Agreement are not intended to be enforceable by virtue of the Third Parties Ordinance by any person who is not a party to this Agreement. 9. Enforcement You acknowledge and agree that the promises contained in this Agreement are necessary to the protection of the legitimate business interests of the Company and its Associated Companies, including without limitation its and their confidential information, trade secrets and good will, and are material and integral to the undertakings of the Company under this Agreement. You further agree that one or more of the Company and its Associated Companies will be irreparably harmed in the event you do not perform such provisions in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, the Company and any of its Associated Companies shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled. You further agree that, the periods of restriction contained in this Agreement shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Agreement, so that the Company and its Associated Companies shall have the full protection of the periods agreed to herein. 10. No Waiver No delay by the Company or any of its Associated Companies in exercising any right under this Agreement shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by the Company or any of its Associated Companies must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. 11. Relationship to Other Agreements This Agreement supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with the Company or any of its Associated Companies or pursuant to the applicable policies of any 6 of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. 12. Certain Limitations 12.1 Nothing this Agreement prohibits you from reporting possible violations of law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Moreover, nothing in this Agreement requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any Confidential Information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. 12.2 Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, the bank examiner’s privilege, and/or privileges applicable to information covered by the United States Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. The Company and its Associated Companies do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. 13. Miscellaneous 13.1 The various provisions and sub-provisions of this Agreement are severable and if any provision or sub-provision is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or sub-provisions in this Agreement. 13.2 This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument. For the purposes of this Agreement, a signed copy of a facsimile or a scanned version shall be valid and enforceable as an original and binding on the parties hereto. 13.3 The benefit of each agreement and obligation of you under this Agreement may be assigned to and enforced by all successors and assigns for the time being of the Company and its Associated Companies (as applicable) and such agreements and obligations shall operate and remain binding notwithstanding the termination of this Agreement. 13.4 This Agreement and any disputes relating to this Agreement, including those pertaining to or arising out of its interpretation, performance, amendment or enforcement shall be governed by and construed in accordance with the laws of Hong Kong and the parties submit to the non-exclusive jurisdiction of the Hong Kong Courts and Labour Tribunal. 14. Definitions For the purposes of this Agreement, the following words and expressions shall have the meanings set out below: 14.1 “Associated Companies” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries and includes, without limitation, State Street Corporation and State Street Bank & Trust Co. and all of their direct and indirect subsidiaries. 7

14.2 “Confidential Information” includes but is not limited to all trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas, processes, programs, training aids, printed materials, methods, books, records, client files, policies and procedures, client and prospect lists, employee data and other information relating to the operations of the Company or any of its Associated Companies and to its or any of their customers, and any and all discoveries, inventions or improvements thereof made or conceived by you or others for the Company or any of its Associated Companies whether or not patented or copyrighted, as well as cash and securities account transactions and position records of clients, regardless of whether such information is stamped “confidential.” 14.3 “Client” means a present or former customer or client of the Company or any of its Associated Companies with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period. A former customer or client means a customer or client for which the Company or any of its Associated Companies stopped providing all services within twelve months prior to the date your Employment with the Company ends. 14.4 “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than the Company or any of its Associated Companies. 14.5 “Products or Services” means any products or services which are the same as, of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by the Company or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. 14.6 “Relevant Associated Company” means the Company and/or any Associated Companies for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period. 14.7 “Relevant Period” means the period of 24 months immediately before the date of termination of your Employment, or (where such provision is applied) the date of commencement of any period of garden leave. 14.8 “Restricted Territory” means any area or territory: (a) in which you worked during the Relevant Period; and/or (b) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. 14.9 “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (a) transfer the Client’s business from the Company or any of its Associated Companies to any other person or entity; (b) cease or curtail the Client’s business with the Company or any of its Associated Companies; or (c) divert a business opportunity from the Company or any of its Associated Companies to any other person or entity, which business or business opportunity concerns or relates to the business with which you were actively connected during your Employment with the Company or any of its Associated Companies. 14.10 “Termination Date” means the date on which your employment terminates. 8

Signed for and on behalf of State Street Asia Limited /s/ Narasimhan SL Narasimhan SL, Managing Director, Head of GHR & CC, APAC /s/ Francisco Aristeguieta SIGNED SEALED ) AND DELIVERED as a DEED ) by Francisco Aristeguieta ) in the presence of : /s/ Maria Valdes Signature of witness Maria Valdes Name of witness 9